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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 31, 2005 in the Registration Statement on Form S-1 (No.333-125517) and related Prospectus of Electro-Optical Sciences, Inc.


/s/ Eisner LLP
New York, New York
August 8, 2005